UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 31, 2008

Commission File Number:  0-21660

PAPA JOHN’S INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	61-1203323
(State or other jurisdiction of	(I.R.S. Employer Identification
incorporation or organization)	Number)

2002 Papa Johns Boulevard
Louisville, Kentucky 40299-2367
(Address of principal executive offices)

(502) 261-7272
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01  Other Events

On March 31, 2008, Papa John’s International, Inc.  (the “Company”), adopted a written trading plan under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to facilitate the repurchase of shares of its common stock under its previously announced stock repurchase program.

The Company’s Rule 10b5-1 trading plan provides that a broker selected by the Company has the authority to repurchase shares of the Company’s common stock on the open market pursuant to the terms and limitations specified in the plan, including compliance with Rule 10b-18 under the Exchange Act. There can be no assurance that any shares will be repurchased by the Company either through its Rule 10b5-1 trading plan or otherwise. The Company may terminate the Rule 10b5-1 trading plan at any time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAPA JOHN’S INTERNATIONAL, INC.

(Registrant)

Date:	March 31, 2008	/s/ J. David Flanery
J. David Flanery
Senior Vice President and
Chief Financial Officer